Exhibit 99.2

NASDAQ: ABUS www.arbutusbio.com November 6, 2024 Corporate Presentation © 2024 Arbutus Biopharma, Inc.

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents for the anticipated durations ; the expected cost, timing and results of Arbutus’ clinical development plans and clinical trials, including its clinical collaborations with third parties ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates, including its articulated clinical objectives ; the timeline to a combination cure for HBV ; Arbutus’ expectations regarding its technology licensed to third parties ; the expected timing and payments associated with strategic and/or licensing agreements ; the patent infringement lawsuits ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of pre - clinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties, and contingencies including uncertainties and contingencies related to patent litigation matters . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; uncertainties associated with litigation generally and patent litigation specifically ; market shifts may require a change in strategic focus ; and the parties may never realize the expected benefits of the collaborations . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings, which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law . 2 © 2024 Arbutus Biopharma, Inc.

Arbutus Biopharma (ABUS) Overview



Focused on Developing a Functional Cure for Patients with Chronic HBV

Leveraging virology expertise and proven track record of success to address global health issue.

HBV Represents a Large Commercial Opportunity

~250M[1] people have cHBV with current treatment options for most patients limited to life-long suppressive therapy, representing a need for a finite curative regimen.

Multiple Phase 2 Clinical Trials with Near Term Catalysts

Phase 2a clinical trial data with imdusiran shows that it is generally safe, well-tolerated and significantly reduces HBsAg. Potential functional cure data in 2H 2024.

Strong Financial Position

Cash runway into Q4 2026. Seeking damages from patent litigation filed against Moderna & Pfizer/BioNTech for COVID-19 vaccine sales.

Arbutus BIOPHARMA

1 https://www.who.int/news-room/fact-sheets/detail/hepatitis-b

HBV: Hepatitis B Virus | cHBV: chronic HBV | HBsAg: HBV Surface Antigen

© 2024 Arbutus Biopharma, Inc.
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Strategy for Value Creation

Develop a **combination therapy that includes antivirals and immunomodulators** to provide a finite, curative treatment for people with chronic HBV

cHBV Program

cHBV Program	Study	PHASE 1	PHASE 2	PHASE 3
Imdusiran (AB-729) RNAi Therapeutic (Subcutaneous)	IM-PROVE I	Imdusiran + Peg-IFNα-2a + NA		
	IM-PROVE II	Imdusiran + vaccine + NA +/- nivolumab		
AB-101 PD-L1 Inhibitor (Oral)	AB-101-001	AB-101 in Healthy subjects & cHBV patients		

≥20% Functional cure goal

Functional Cure
Sustained HBsAg loss and HBV DNA <LLOQ 24 weeks off-treatment, with or without anti-HBs.

Arbutus BIOPHARMA

NA: Nucleoside Analogue | **LLOQ:** Lower Limit of Quantification | **anti-HBs:** hepatitis B surface antibodies

© 2024 Arbutus Biopharma, Inc.
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HBV: A Global Public Health Threat with a Significant Unmet Medical Need



>250M
Chronic HBV
(2M in U.S.)
32M
Diagnosed
13%
7M
Treated
3%

- Most common serious liver infection
- 100x more infectious than HIV & 10x more infectious than HCV
- Primary cause of liver cancer (HCC, second-leading cause of cancer deaths globally)
- Limitations with current treatments, including <10% functional cure rate
- "Silent infection" that is transmittable through body fluids and from mother to child
- Significant patient stigma that can impact employment and family

~1.1 Million
DEATHS/YEAR

Sources:
https://www.who.int/news-room/fact-sheets/detail/hepatitis-b
https://www.hepb.org/what-is-hepatitis-b/what-is-hepb/facts-and-figures/
Pegasys, PEG-Intron, Baraclude and Viread Package Inserts

Arbutus BIOPHARMA

HIV: Human Immunodeficiency Virus | **HCV:** Hepatitis C Virus | **HCC:** Hepatocellular carcinoma

© 2024 Arbutus Biopharma, Inc.
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Rationale for a Functional Cure in HBV

HBsAg Loss Further Reduces HCC Risk After Complete Viral Suppression with NA[1]



No complete viral suppression vs. Complete viral suppression: Gray's test, p <0.001
Complete viral suppression vs. HBsAg seroclearance: Gray's test, p <0.001
No complete viral suppression
Complete viral suppression
HBsAg seroclearance
Cumulative incidence of HCC (%)
10
8
6
4
2
0
0
1
2
3
4
5
6
7
8
Follow-up duration (years)

Benefits of a Functional Cure for Patients

- **Prevent complications of disease progression -** HBsAg loss is strongly associated with a reduced risk of long-term adverse clinical outcomes observed among cHBV patients regardless of the presence of cirrhosis.[2, 3]
- **Decrease HBV burden** by minimizing patient stigma.[3]
- **Address the need for finite and more efficacious HBV treatments** that further improve long-term outcomes and lead to earlier treatment to prevent progression of disease and associated healthcare costs.[4, 5]

1 Yip, Terry Cheuk-Fung et al, Journal of Hepatology, 2018; Vol 70, Issue 3, 361-370
2 Moini, M. HBsAg Loss as a Treatment for Chronic HBV Infection: HBV Cure. Viruses 2022, 14, 657
3 Smith-Palmer J, et al. Impact of Stigma on People Living with Chronic Hepatitis B. Patient Relat Outcome Meas. 2020;11:95-107
4 Chahal, et al, Open Forum Infectious Diseases 2019 Jan; 61(1)
5 Razavi-Shearer, et al, J Viral Hepat. 2023; 00:1-9

Arbutus BIOPHARMA

© 2024 Arbutus Biopharma, Inc.
6

Suppress Reduce Boost Viral DNA Viral Antigen - HBsAg Host Immune System Leading to an HBV Cure 3 - Pronged Approach to Therapeutic Success Therapeutic success will require a combination of agents with complementary MOAs. Suppress HBV DNA Reduce viral antigens Boost host immune response 7 NA RNAi RNAi RNAi PD - L1 Inhibitor Interferon Therapeutic Vaccines © 2024 Arbutus Biopharma, Inc.

8 © 2024 Arbutus Biopharma, Inc. Imdusiran RNAi Therapeutic

Proprietary GalNAc - conjugate delivery technology provides liver targeting and enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Pan - genotypic activity across HBV genotypes Demonstrated complementarity with other agents Actively targets the liver Active against cccDNA derived and integrated HBsAg transcripts Favorable profile in long term preclinical safety studies RNAi Therapeutic Imdusiran GalNAc n Linker Polymerase, Core Ag, eAg , pgRNA sAg sAg HBx 9 © 2024 Arbutus Biopharma, Inc.

Imdusiran: Key Takeaways from Clinical Trials to Date Imdusiran provided robust and comparable HBsAg declines (~1.5 - 2.0 log 10 ) regardless of dose, dosing interval, HBeAg or DNA status When combined with a NA and a short course of IFN, imdusiran led to HBsAg loss in up to 67% of patients with HBsAg <1000 IU/mL at baseline Imdusiran was generally safe and well - tolerated after completing dosing in >200 cHBV patients Imdusiran resulted in HBV - specific T - cell immune restoration and decrease of exhausted T - cells in some patients 10 © 2024 Arbutus Biopharma, Inc. Data from Phase 1 and all Phase 2a clinical trials conducted to date with imdusiran .

IM-PROVE I:

Phase 2a POC Clinical Trial

Imdusiran in combination with **ongoing NA therapy and short courses of Peg-IFNα-2a in cHBV patients**



Imdusiran x 4 doses + NA
(60mg Q8W)
n=43 HBeAg-
Randomize
A1: Imdusiran x 2 doses + NA + 24w IFN (n=12)
A2: NA + 24w IFN (n=13)
NA only Follow-up
(24 weeks)
Off Therapy Follow-up
(24-48 weeks)
B1: Imdusiran x 1 dose + NA + 12w IFN (n=8)
B2: NA + 12w IFN (n=10)
NA only Follow-up
(24 weeks)
Off Therapy Follow-up
(24-48 weeks)
Weeks 1 24 28 40 52 64 76

Multi-center, open-label Phase 2a

Primary objective: evaluate safety and tolerability of imdusiran in combination with Peg-IFNα-2a in patients with NA-suppressed cHBV

After completing IFN treatment and the 24-week NA only follow-up period, patients who meet the criteria to discontinue NA therapy will be followed for an additional 48 weeks off therapy

Data presented at EASL Congress 2024 showed that 48 weeks of imdusiran plus 24 weeks of IFN therapy was generally safe, well-tolerated and achieved sustained HBsAg loss in 33% of patients after completion of IFN treatment, which was maintained in 100% of these patients 24 weeks after completing imdusiran and IFN treatment

POC: Proof of Concept

Arbutus BIOPHARMA

POC: Proof of Concept

© 2024 Arbutus Biopharma, Inc. 11

IM-PROVE I: Imdusiran with Short Courses of IFN Leads to Sustained HBsAg Loss

Number of Patients with HBsAg Loss at Key Timepoints

Achieved HBsAg ≤ LLOQ (0.05 IU/mL)	Cohort A1: IDR x 6 + NA + IFN x 24W (N = 12)	Cohort A2: IDR x 4 + NA + IFN x 24W (N = 13)
EOT (W52)	4/12 (33.3%)	3/13 (23%)
	7/25 (28%)	
24 weeks post-EOT (NA therapy only)	4/12 (33.3%)	2/13 (15.4%)
	6/25 (24%)	
Discontinued NA therapy	9/12 (75%)	3/13 (23%)

W: week; EOT: end-of-treatment

Key Findings:

- 33% of patients in Cohort A1 reached and maintained HBsAg loss for 24 weeks after completing imdusiran and IFN treatment
- HBsAg loss was achieved in 67% of those patients in Cohort A1 with HBsAg less than 1000 IU/mL at baseline
- Patients with sustained HBsAg loss had corresponding high anti-HBs levels (43.8 to >1000 mIU/mL)
- Imdusiran and 24 weeks of IFN was generally safe and well-tolerated
  - No related SAEs and no AEs leading to discontinuation
- All 6 patients with HBsAg loss (plus an additional 15 from all 4 Cohorts, n=21 total) discontinued NA therapy after the 24 weeks post-EOT visit
  - 2/6 patients have reached 12 weeks off all therapy and sustained HBsAg loss
  - 1 patient in Cohort B2 achieved functional cure during the NA discontinuation period

Arbutus BIOPHARMA

Data presented at EASL 2024

Functional Cure: Sustained HBsAg loss and HBV DNA <LLOQ 24 weeks off-treatment, with or without anti-HBs.

© 2024 Arbutus Biopharma, Inc.
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IM - PROVE I: Imdusiran with 24 Weeks of IFN Leads to Sustained HBsAg Loss in 6 patients Data presented at EASL 2024 13 © 2024 Arbutus Biopharma, Inc.

IM-PROVE II:

Phase 2a POC Clinical Trial

Evaluating imdusiran in combination with Barinthus Bio's immunotherapeutic, VTP-300, and NA with or without low dose nivolumab

POC: Proof of Concept



Imdusiran x 4 doses + NA
(60mg Q8W) n=40
Randomize
Group A: VTP-300 + NA (n=20)
Group B: NA + placebo (n=20)
Off Therapy Follow-up
(24-48 weeks)
Weeks 1 24 26 48
Imdusiran + NA
(60mg Q8W) n=22
Group C: VTP-300 + NA + Nivo
Off Therapy Follow-up
(24-48 weeks)
Weeks 1 24 48

Primary objective: evaluate safety and reactogenicity of imdusiran followed by VTP-300 or placebo

At Week 48 all participants who meet the criteria to discontinue NA therapy will be followed for an additional 48 weeks off therapy

Results presented at EASL Congress 2024 from Group A and B showed that imdusiran followed by VTP-300 was generally safe and well-tolerated and led to maintenance of lower HBsAg levels during the post-treatment follow-up period

Clinical trial expanded to include an additional arm with nivolumab (Opdivo®) with preliminary data expected in 2H 2024

Full rights retained by the Companies of their respective product candidates and all costs split equally

© 2024 Arbutus Biopharma, Inc. 14

IM - PROVE II: Imdusiran and VTP - 300 Achieve Statistical Significance in Lowering HBsAg Levels 15 © 2024 Arbutus Biopharma, Inc. Imdusiran led to declines of - 1.8 log10 by Week 26, 95% of subjects had HBsAg <100 at time of VTP - 300 or placebo dosing More subjects maintained HBsAg thresholds of <100 IU/mL and <10 IU/mL when administered VTP - 300 vs placebo At 24 weeks post - EOT (Week 72, N=11), there was a significant difference in HBsAg levels between groups, which may reflect the d elayed effect of VTP - 300 on HBsAg levels observed in other trials Data presented at EASL 2024 Subject number Cohort A: VTP - 300 (N=20) Cohort B: placebo (N=20) N=19* N=19* N=5 N=6 N=19 BSL=baseline; WK=week; EOT=end of treatment; * 2 subjects did not reach timepoint by datacut ; # N=2 and † N=1 subject censored after Week 60 visit due to NA restart HBsAg Thresholds Achieved by Visit EOT EOT 1 1 † # * p < 0.05 Mean [SE] Log 10 HBsAg Level by Visit Log 10 HBsAg (IU/mL) * by ANCOVA EOT † NA d/c assessment imdusiran doses VTP - 300 doses # N=2 and † N=1 subject censored after Week 60 visit due to NA restart #

Strategic Collaboration Exclusive Licensing* and Strategic Partnership Develop, manufacture and commercialize imdusiran in mainland China, Hong Kong, Macau and Taiwan Imdusiran Upfront payment (received in 2022) $40M Equity investment (received in 2022) $15M Commercialization and milestone payments Up to $245M Tiered royalties on annual sales Double - digit up to low twenties % *ABUS retains the non - exclusive right to develop and manufacture in the Qilu territory for exploiting AB - 729 in the rest of the world Deal economics for Arbutus: Qilu Pharmaceutical: One of the leading pharmaceutical companies in China, provides development, manufacturing, and commercialization expertise to this partnership China 16 © 2024 Arbutus Biopharma, Inc.

17 © 2024 Arbutus Biopharma, Inc. AB - 101 Oral PD - L1 Checkpoint Inhibitor

AB-101: Oral PD-L1 Inhibitor for HBV Immune Reactivation

Rationale

- HBV immune tolerance is a critical driver of cHBV infection
- PD-1:PD-L1 checkpoint axis plays a key role in immune tolerization in cHBV
- PD-L1 expression upregulated during HBV infection
- PD-1 upregulated on HBV-specific T- and B-cells
- Inhibition associated with HBsAg loss in some cHBV patients

Small-Molecule Inhibitor Approach

- Allows controlled checkpoint blockade
- Enables oral dosing
- Designed to reduce systemic safety issues seen with Abs

AB-101

- Blocks PD-L1/PD-1 interaction at sub-nM concentrations
- Activates HBV-specific immune responses in T-cells from cHBV patients in vitro
- Novel MOA identified
- Demonstrates a robust checkpoint mediated *in vivo* effect
- Improves HBV-specific T- and B-cell responses *ex vivo*

Currently in a Phase 1a/1b clinical trial

Arbutus BIOPHARMA

PD-1: Programmed death ligand protein | **Abs:** Antibodies

© 2024 Arbutus Biopharma, Inc.
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AB-101: Small-Molecule Oral PD-L1 Inhibitor for HBV

AB-101 is highly potent and activates HBV specific immune cells from chronic HBV patients

AB-101 reinvigorates HBV-specific cHBV patient T-cells



IFN-γ Fold Increase
Over HBV peptide alone
3
2
1
0
*
*
AB-101
PDL1
Inactive

PBMCs
N= cells from 9 cHBV patients
*p<0.05

Once daily oral administration of AB-101 resulted in statistically significant tumor reduction



MC38 Tumor Mouse Model
Tumor Volume (mm³)
1250
1000
750
500
250
0
Vehicle
Atezolizumab
AB-101
***
0
7
14
21
28
Study Day

Data presented at EASL 2022

Arbutus BIOPHARMA

PBMC: Peripheral Blood Mononuclear Cells

© 2024 Arbutus Biopharma, Inc.
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20 © 2024 Arbutus Biopharma, Inc. Part 1: SAD (n=8/cohort – 6:2) 1C: 10 mg 1B: 3 mg 1A: 1 mg Part 2: MAD (n=10/cohort – 8:2) 2A: 10 mg daily x 7 days 2B: 25 mg daily x 7 days † 3A: 10 mg daily x 28d 3B: Dose/interval TBD x 28d 3C: Dose/interval TBD x 28d AB - 101 - 001: Phase 1a/1b Clinical Trial with AB - 101 Parts 1 & 2 – Healthy Subjects ** Part 3 – cHBV Patients (n=12/cohort – 10:2) Virally suppressed ** Additional doses may be tested in Part 1 and Part 2 †In the 25mg cohort, preliminary data shows all subjects with evidence of receptor occupancy, with 7 of the 8 subjects demonstrating receptor occupancy >70% during the 7 - day dosing period. * Preliminary data shows AB - 101 is well tolerated and binds to the receptor target. In the 25mg cohort, all 5 evaluable subjects showed evidence of receptor occupancy between 50 - 100%. 1D: 25 mg * Patient dosing initiated in Q3 2024 Preliminary data expected in 1H 2025

LNP Litigation: Update Moderna - Trial date September 24, 2025 (subject to the Court’s availability)* • Markman Hearing occurred February 8, 2024 – judge heard arguments on claim construction – Court provided ruling on April 3 and agreed with Arbutus’s position on the majority of the claims • Next Steps – Expert reports / depositions 80% to Genevant Arbutus owns 16% of Genevant 20% to Arbutus Royalties/litigation related damages *Above referenced date is included in the 8/15/2024 Stipulation to Extend Time. Pfizer • Lawsuit ongoing • Markman Hearing scheduled for December 18, 2024 21 © 2024 Arbutus Biopharma, Inc.

2024 Key Milestones 22 Anticipated Timing 2024 Milestone 1H IM - PROVE I Phase 2a ( imdusiran + IFN): End - of - treatment data 1H IM - PROVE II Phase 2a ( imdusiran + VTP - 300): End - of - treatment data 1H AB - 101 - 001: Preliminary data from healthy subject cohorts 2H IM - PROVE II Phase 2a ( imdusiran + VTP - 300 + nivolumab): End - of - treatment data 2H AB - 101 - 001: Preliminary data from multiple - ascending dose healthy subject cohorts © 2024 Arbutus Biopharma, Inc.

Investment Highlights Strong financial position Indication with significant unmet medical need & large market opportunities Patented LNP technology Portfolio of internally discovered assets with distinct MOAs Lead HBV compound – imdusiran (AB - 729) RNAi therapeutic in multiple Phase 2a combination clinical trials Team with virology expertise and proven track record Focused on developing a functional cure for HBV Cash balance* of $130.8M as of Sept. 30, 2024, cash runway into Q4 2026; 2024 cash burn between $63M and $67M Data shows imdusiran is generally safe and well - tolerated and has shown meaningful suppression of HBsAg while on - or off - treatment RNAi therapeutic Oral PD - L1 inhibitor Receiving licensing royalties arising from Alnylam’s Onpattro ® and seeking damages from patent litigation suits filed against Moderna & Pfizer/BioNTech for COVID - 19 vaccine sales Discovered, developed & commercialized multiple drugs MOA: Mechanism of Action | PD - L1: Programmed death - ligand 1 | HBsAg: Hepatitis B surface antigen 23 © 2024 Arbutus Biopharma, Inc. *Consists of cash, cash equivalents and marketable securities

Thank You 24 © 2024 Arbutus Biopharma, Inc.